Exhibit 10.16

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDMENT NO. 2

TO

GAS PROCESSING AND FRACTIONATION AGREEMENT

This Amendment No. 2 to Gas Processing and Fractionation Agreement (this “Amendment”) is dated as of July 1, 2015, but is effective for all purposes as of January 1, 2014 (the “Effective Time”), and is by and between Hess Trading Corporation, a Delaware corporation (“Customer”), and Hess Tioga Gas Plant LLC, a Delaware limited liability company (“Provider”). Customer and Provider are sometimes hereinafter referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties entered into that certain Gas Processing and Fractionation Agreement, dated effective as of the Effective Time (as such agreement has been amended, modified or supplemented as of the date hereof, the “Agreement”), pursuant to which Provider agreed to provide to Customer certain processing and fractionation services with respect to Hydrocarbons owned or Controlled by Customer;

WHEREAS, the Agreement was amended by the Parties on April 2, 2015, but effective for all purposes as of the Effective Time, pursuant to that certain Amendment No. 1 to Gas Processing and Fractionation Agreement by and between Customer and Provider;

WHEREAS, the Parties desire to further amend the Agreement to reflect certain agreements of the Parties; and

WHEREAS, Section 19.7 of the Agreement provides that the Agreement may not be amended, modified, varied or supplemented except by an instrument in writing signed by both Parties.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, the Parties agree as follows.

AGREEMENT

Article 1: Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein will have the same meanings given such terms in the Agreement.

Article 2: Amendments to Section 2.2 of the Agreement. Section 2.2 of the Agreement is hereby amended to add the following sentences at the end of such Section:

“Should Provider elect to renew this Agreement for the Secondary Term pursuant to this Section 2.2, then, upon the beginning of the Secondary Term (and thereafter during the Term of this Agreement), the provisions of Section 7.1(j) and Exhibit G-4 shall be applicable hereunder. For the avoidance of doubt, during the Initial Term the provisions of Section 7.1(j) and Exhibit G-4 shall not be applicable hereunder.”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Article 3: Amendments to Section 4.4(a)(i) of the Agreement. Section 4.4(a)(i) of the Agreement is hereby amended and restated in its entirety as follows:

“(i) 90 Days of the applicable Target Completion Date contained in the then-currently agreed System Plan, then, upon written Notice from Customer to Provider, Customer shall be entitled to:

(A) in the case of any such written Notice delivered during the Initial Term: (1) request a temporary Recalculation Election pursuant to Section 7.1(g)(y), in which case (x) the Dedicated Production Estimate that is applicable to such Planned Receipt Point will be deemed deleted from the Dedicated Production Estimate contained in the then-currently agreed Development Plan, (y) the Committed Build-Out at issue (and all Committed Build-Out Costs related thereto) will be deleted from the then-currently agreed System Plan, and (z) the Fees resulting from such Recalculation Election will be utilized, subject to the last sentence of this Section 4.4(a)(i)(A), for the remainder of the then-current Year, and (2) a temporary reduction in the then-applicable MVC to reflect the deletion of the applicable portion of the Dedicated Production Estimate, which reduction in MVC will remain in effect, subject to the last sentence of this Section 4.4(a)(i)(A), for the remainder of the then-current Year. Any such temporary Recalculation Election and reduction in MVC shall, in each case, be terminated, and the Fees and MVC shall each revert back to their respective levels prior to such election, upon the completion of the connection of the Planned Receipt Point to the TGP System; or

(B) in the case of any such written Notice delivered from and after the beginning of the Secondary Term: receive a temporary (1) release from the dedication hereunder of the Dedicated Production Estimate that is applicable to such Planned Receipt Point, and (2) reduction in the then-applicable MVC to reflect the temporary release of the applicable portion of the Dedicated Production Estimate, which temporary release and reduction in MVC will remain in effect, in each case, until the earlier of (x) the end of then-current Year, or (y) the completion of the connection of the applicable Planned Receipt Point to the TGP System; or”

Article 4: Amendments to Section 5.3(a) of the Agreement. Section 5.3(a) of the Agreement is hereby amended by adding the following after the end of the first sentence thereof:

“Notwithstanding anything herein to the contrary, in no event shall Provider be required to agree to any Updated Development Plan and corresponding updated System Plan that contains a Committed Build-Out that (i) has a corresponding Target Completion Date that occurs after the end of the Initial Term, and (ii) Provider, in its sole discretion, does not wish to approve.”

Article 5: Amendments to Section 5.3(e) of the Agreement. Section 5.3(e) of the Agreement is hereby amended by adding the following sentence at the end of such Section:

“Notwithstanding anything in this Agreement to the contrary, in no event shall Provider be required to agree to any Updated Development Plan and corresponding updated System Plan that contains a Committed Build-Out that (x) has a corresponding Target Completion Date that occurs after the end of the Initial Term, and (y) Provider, in its sole discretion, does not wish to approve, whether pursuant to an Executive Election and the related provisions of this Section 5.3(e) or otherwise.”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Article 6: Amendments to Section 7.1(f) of the Agreement. Section 7.1(f) of the Agreement is hereby amended and restated in its entirety as follows:

“(f) If any Updated Development Plan contains, for any Year, a Dedicated Production Estimate that is at least 15% greater than the Dedicated Production Estimate for such Year contained in the most recent previously agreed-upon Development Plan, then the then-current Return on Capital shall be permanently increased by two percent (2%) for each 15% increase represented by such Dedicated Production Estimate.”

Article 7: New Section 7.1(i) of the Agreement. A new Section 7.1(i) is hereby added to the Agreement as follows:

“(i) Following any (i) Recalculation Election made pursuant to Section 7.1(g), (ii) determination of any Fee pursuant to Section 7.1(j) (once such Section of this Agreement becomes applicable hereunder), or (iii) other agreement by the Parties upon any changes to any Fee hereunder, whether such changes are agreed pursuant to an agreed Updated Development Plan and related updated System Plan or otherwise, in each case, the Parties shall update Exhibit G-1 to reflect such updated Fee amount(s).”

Article 8: New Section 7.1(j) of the Agreement. A new Section 7.1(j) is hereby added to the Agreement as follows:

“(j) Notwithstanding anything in this Agreement to the contrary, effective as of the first Year of the Secondary Term:

(i) each Fee hereunder shall be recalculated for each Calendar Year, effective as of January 1 of each Calendar Year, in accordance with the provisions of Exhibit G-4 attached hereto; and

(ii) the provisions of Section 5.2(b)(iv), Section 7.1(f), Section 7.1(g) and Section 7.1(h) shall no longer be applicable hereunder and such Sections shall be disregarded for all purposes of this Agreement.”

Article 9: Amendments to Section 10.1(a)(ii) of the Agreement. Section 10.1(a)(ii) of the Agreement is hereby amended and restated in its entirety as follows:

“(ii) by one Party upon written Notice to the other Party, if such second Party fails to perform or comply with any material warranty, covenant or obligation contained in this Agreement (other than (A) as provided above in Section 10.1(a)(i), (B) for reasons of Force Majeure in accordance with Article 14, or (C) with respect to any material warranty, covenant or obligation contained in this Agreement for which this Agreement expressly sets forth a specific remedy or consequence (other than termination) as a result of any breach of, or failure to comply with, such material warranty, covenant or obligation), and such failure has not been remedied within 60 Days after receipt of written Notice from the non-defaulting Party of such failure;”

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Article 10: Amendments to Appendix II to the Agreement. The definition of “Historical Capital Expenditures” contained in Appendix II to the Agreement is hereby amended and restated in its entirety as follows:

““Historical Capital Expenditures” means $**.”

Article 11: New Exhibit G-4 to the Agreement. A new Exhibit G-4 is hereby added to the Agreement in the form attached hereto as Annex A.

Article 12: Ratification. Except as specifically provided in this Amendment, all terms and provisions of the Agreement shall remain unchanged and in full force and effect, and the Agreement, as modified by this Amendment, is hereby ratified, acknowledged and reaffirmed by the Parties. Each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or any other word or words of similar import shall mean and be a reference to the Agreement as amended hereby.

Article 13: Application of Certain Provisions. The provisions of Sections 19.1, 19.2, 19.3, 19.4, 19.6, 19.7, 19.8, 19.9, 19.10, 19.11 and 19.13 of the Agreement shall apply mutatis mutandis to this Amendment.

[Signature page follows.]

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the day and year first above written, but effective for all purposes as of the Effective Time.

PROVIDER:

HESS TIOGA GAS PLANT LLC

By:	/s/ Jonathan Stein
Name:	Jonathan Stein
Title:	Vice President

CUSTOMER:

HESS TRADING CORPORATION

By:	/s/ Steven A. Villas
Name:	Steven A. Villas
Title:	President

Signature Page to Amendment No. 2 to Gas Processing and Fractionation Agreement

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

ANNEX A

NEW EXHIBIT G-4

Effective as of the first Year of the Secondary Term, each Fee hereunder shall be calculated in the following manner:

1. For the first Year of the Secondary Term, each Fee shall be an amount equal to the simple average of: (a) an amount equal to (i) the amount of such Fee for the eighth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the eighth Year of the Initial Term to the first Year of the Secondary Term, (b) an amount equal to (i) the amount of such Fee for the ninth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the ninth Year of the Initial Term to the first Year of the Secondary Term, and (c) an amount equal to (i) the amount of such Fee for the tenth Year of the Initial Term, increased by (ii) the percentage change in the CPI from the tenth Year of the Initial Term to the first Year of the Secondary Term.

2. For each Year during the Term following the first Year of the Secondary Term, each Fee shall be an amount equal to: (a) the amount of such Fee for the immediately preceding Year (as calculated pursuant to Section 7.1(j)), increased by (b) the percentage change in the CPI from the then-immediately preceding Year to such current Year.

3. For purposes of determining any Fee pursuant to this Exhibit G-4 during the Secondary Term and thereafter (a) no increase to any Fee resulting from any application of the CPI adjustment described above in subpart (2)(b) shall exceed 3.0% for any given Year, and (b) no Fee shall ever be decreased as a result of any application of the CPI adjustment described above in subpart (2)(b) to an amount less than the amount of such Fee as calculated pursuant to Section 7.1(j) for the prior Year.

Annex A